UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2006
Date of report (date of earliest event reported)

STEINER LEISURE LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Commonwealth of The Bahamas
(State or other Jurisdiction of Incorporation)

000-28972	98-0164731
(Commission File Number)	(IRS Employer Identification No.)

Suite 104A, Saffrey Square
Nassau, The Bahamas	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

(242) 356-0006
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On April 3, 2006, Steiner Leisure Limited (the "Company"), through its wholly owned subsidiary FCNH, Inc., completed the acquisition of the assets of Utah College of Massage Therapy, Inc. ("UCMT"), which operated a post-secondary massage therapy school with a total of seven campuses in Arizona, Colorado, Nevada and Utah. The Company paid the purchase price from working capital and borrowings under the Company's credit facility with SunTrust Bank. While the acquisition transaction has been closed, post-closing review by the U.S. Department of Education and other educational agencies remains pending.

Reference is made to the information regarding the acquisition of the assets of UCMT contained in the Form 8-K filed on February 1, 2006, which is hereby incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2006	STEINER LEISURE LIMITED

s/s Leonard I. Fluxman
President and Chief Executive Officer